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		      SECURITIES AND EXCHANGE COMMISSION
			   Washington, D. C.   20549


				   FORM 8-K


				CURRENT REPORT

		      Pursuant to Section 13 or 15(d) of
		      The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) August 19, 2004
						 ---------------

Commission File Number 0-5544

			   OHIO CASUALTY CORPORATION
	    (Exact name of registrant as specified in its charter)

				     OHIO
	 (State or other jurisdiction of incorporation or organization)

				   31-0783294
		      (I.R.S. Employer Identification No.)

			9450 Seward Road, Fairfield, Ohio
		    (Address of principal executive offices)

				    45014
				  (Zip Code)

				(513) 603-2400
			(Registrant's telephone number)


				Not Applicable
	  (Former name or former address, if changed since last report)






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ITEM 5.  Other Events
------

On August 19, 2004, Ohio Casualty Corporation (the "Corporation") issued a press release announcing the appointment of Michael L. Wright to its Board of Directors. The press release is attached hereto as Exhibit 99 and hereby incorporated by reference.



ITEM 7.  Financial Statements and Exhibits
------

(c)  Exhibits

Exhibit No.     Description
----------      -----------

    99 Press release dated August 19, 2004, announcing the appointment of Michael L. Wright to its Board of Directors and posted on its website at http://www.ocas.com.
					     -------------------






				  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





				     OHIO CASUALTY CORPORATION
				     -------------------------
					    (Registrant)







August 19, 2004                      /s/Debra K. Crane
				     -------------------------------------
				     Debra K. Crane, Senior Vice President,
				       General Counsel and Secretary






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				Exhibit Index
				-------------

			  Current Report on Form 8-K
			     Dated August 19, 2004


Exhibit No.     Description
----------      -----------

    99 Press release dated August 19, 2004 issued by the Corporation and posted on its website at http://www.ocas.com.
					     -------------------







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